GUARANTY AGREEMENT
Exhibit 10.8

         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

                               WARRANT TO PURCHASE

                                 COMMON STOCK OF
                           BIO-AMERICAN CAPITAL CORP.

Date of Issuance: July 16, 2002                                  Warrant No. __

                  This certifies that, for value received, BIO-AMERICAN CAPITAL CORP., a Nevada corporation (the "Company"), grants HUMBOLDT CAPITAL CORPORATION, or registered assigns (the "Registered Holder"), the right to subscribe for and purchase from the Company, at the Exercise Price (as defined herein), from and after 9:00 a.m. Central Daylight Time July 10, 2002 (the "Exercise Commencement Date") and to and including 5:00 p.m., Central Daylight Time on July 10, 2007 (the "Expiration Date"), One Hundred Thousand (100,000) shares, as such number of shares may be adjusted from time to time (the "Warrant Shares"), of the Company's common stock, par value $.001 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The "Exercise Price" per share of Common Stock shall be $0.40; provided, that the Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in Section 7 hereof.

                  Section 1. Registration. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Records"), in the name of the Registered Holder. The Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Registered Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  Section 2.        Registration of Transfers and Exchanges.

                  (a) Subject to Section 11 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

                  (b) This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the office of the Company specified in or pursuant to
Section 3(b) hereof, for new Warrants, in substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of

GUARANTY AGREEMENT
------------------

 such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.


                  Section 3.    Duration and Manner of Exercise of this Warrant.

                  (a) Duration. This Warrant shall be exercisable by the Registered Holder, in whole, or from time to time in part, on any business day after 9:00 a.m. Central Daylight Time, during the period beginning on the Exercise Commencement Date and ending at 5:00 p.m. on the Expiration Date. At 5:00 p.m., Central Daylight Time, on the Expiration Date, this Warrant, to the extent not previously exercised, shall become void and of no further force or effect.

                  (b) Place of Exercise. Subject to Sections 4, and 11(a) hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at its office at 1501 Azure Hills, Van Buren, AR 72956-2023,
Attention: President, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by up to the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America (except as otherwise provided for in Section 3(c) hereof), all as specified by the Registered Holder in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

                  (c) Cash or Cashless Exercise. The Registered Holder may pay the applicable Exercise Price pursuant to Section 3(b), at the option of the Registered Holder, either (i) in cash or by cashier's or certified bank check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the AAggregate Exercise Price"), (ii) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the Registered Holder, or (iii) by written notice to the Company that the Registered Holder is exercising this Warrant and is authorizing the Company to withhold from the issuance to such Registered Holder that number of Warrant Shares which when multiplied by the Market Price (as hereinafter defined) for the Common Stock as of the Date of Exercise is equal to the Aggregate Exercise Price. Any Warrant Shares withheld by the Company in connection with an exercise of this Warrant pursuant to clause (iii) of this Section 3(c) shall no longer be issuable under this Warrant and this Warrant shall be deemed to be automatically amended to reduce the number of Warrant Shares issuable hereunder by an amount equal to the amount of such withheld Warrant Shares.

                  (d) "Date of Exercise". Means the date on which the Company shall have received (i) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed, and (ii) payment of the Aggregate Exercise Price as provided herein.

                  (e) Partial Exercise. This Warrant shall be exercisable either as an entirety or, from time to time, for part only of the number of Warrant Shares which are issuable hereunder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares issued pursuant to such exercise, deliver to the Registered Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which Warrant shall be substantially in the form of this Warrant.

                  (f) Definition of Market Price. As used in this Warrant, the term "Market Price" shall mean the average of the daily closing prices per share of the Common Stock for the five (5) consecutive trading days immediately preceding the day as of which Market Price is being determined. The closing price for each day shall be the last reported sale price or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the New York Stock Exchange, or, if the

 Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information or as reported on the NASD's OTC Electronic Bulletin Board ("OTC"). If shares of Common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization or reported on OTC, the Market Price shall be deemed to be the higher of (A) the book value of a share of the Common Stock as determined by any firm of independent public accountants selected by the Board of Directors of the Company and acceptable to the Registered Holder, as of the end of the most recent fiscal quarter preceding the date as of which the determination is to be made, or (B) the fair value thereof determined in good faith by the Company's Board of Directors as expressed by a resolution of such board as of a date which is within fifteen
(15) days of the date as of which the determination is to be made. The fees and expenses of any accounting firm engaged pursuant to subclause (A) of this
Section 3(f) shall be paid by the Company.

                  Section 4.        Payment of Taxes and Expenses.

                  (a) The Company will pay all expenses and taxes (other than any federal or state income tax or similar obligations of the Registered Holder) and other governmental charges attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant or the Warrant Shares, or the issuance or delivery of certificates for Warrant Shares upon the exercise of this Warrant, to a person or entity other than a Registered Holder or an Affiliate (as hereinafter defined) of such Registered Holder.

                  (b) An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

                  Section 5. Mutilated or Missing Warrant Certificate. If this Warrant shall be mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

                  Section 6.Reservation, Listing and Issuance of Warrant Shares.

                  (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. The Company will, at its expense, use it best efforts to cause such shares to be included in or listed on (subject to issuance or notice of issuance of Warrant Shares) all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

                  (b) Before taking any action which could cause an adjustment pursuant to Section 7 hereof reducing the Exercise Price below the par value of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.

                  (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

   Section 7.        Adjustments of Exercise Price and Number of Warrant Shares.

                  (a) Adjustment of Number of Warrant Shares. The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment from time to time as hereinafter provided. Upon each resulting adjustment of such Exercise Price, the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted to the nearest full Warrant Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (b) Adjustment of Exercise Price upon Adjustment of Private Placement Offering Price. If and whenever after the date hereof, the Company shall issue or sell any shares of Common Stock under its pending private placement offering of up to 5,000,000 Common shares for a consideration per share less than $0.50 per share, then forthwith upon such issue or sale, the Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying the actual offering price undedr the private placement by eighty percent (80%). No adjustment of any Exercise Price, however, shall be made in an amount less than one cent per share, but any such lesser adjustment shall be carried forward and shall be made upon the earlier of (i) the first anniversary of the issuance (or deemed issuance) of the securities requiring such adjustment hereunder, and (ii) at the time of, and together with, the next subsequent adjustment which together with any adjustments so carried forward shall amount to one cent per share or more.

                  (c) Adjustment For Stock Dividends, Splits and Reverses. If the Company shall pay a dividend in shares of its Common Shares, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issued by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities of the Company or of another entity, the number of shares of Common Stock or other securities the Registered Holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the Registered Holder shall be entitled to receive upon exercise the number of shares of Common Stock or other securities which he or she would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event, and the exercise price per share shall be correspondingly adjusted; provided, however, that no adjustment in the number of shares and/or the exercise price shall be required unless such adjustment would require an increase or decrease of at least one percent (1% in such number and/or price; and provided further, however, that any adjustments which by reason of this Section 7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. An adjustment made pursuant to this Section 7 shall become effective immediately after the record date in the case of the stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Registered Holder shall be entitled to participate in any subscription or other rights offering made to holders as if the holder of this Warrant had purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such rights offering. If the Company is consolidated or merged with or into another corporation or if all or substantially all of its assets are conveyed to another corporation this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a holder of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Warrant immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Registered Holder of this Warrant is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant. Upon any adjustment of the number of shares of Common Stock or other securities the Registered Holder of this Warrant is entitled to purchase, and of any change in exercise price per share, then in each such case the Company shall give written notice thereof to the then registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state such change and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Each such notice shall be accompanied by a statement of the firm of independent certified public accountants retained to audit the financial statements of the Company to the effect that such firm concurs in the Company's calculation of the change.

                  Section 8. Certain Dividends and Distributions. In the event that the Company shall at any time prior to the exercise of this Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Registered Holder shall thereafter be entitled, in addition to the shares of Common Stock receivable upon the exercise of the Warrant, to receive, upon the exercise of the Warrant, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Registered Holder would have been entitled to receive at the time of such dividend or distribution had the Registered Holder been an owner of record of the shares of Common Stock into which the Warrant is then being exercised as of the record date or other date of determination for such dividend or distribution and an appropriate provision (which provision may include without limitation, the establishment of an escrow agreement in favor of the Registered Holder in which the portion of the dividend or distribution attributable to such warrants is held) shall be made a part of any such dividend or distribution. Notwithstanding any provision herein to the contrary, no adjustment under this
Section 8 shall be made with respect to any cash dividend or distribution payable solely out of current or retained earnings of the Company.

                  Section 9. No Rights or Liabilities as a Stockholder. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the Registered Holder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  Section 10. Fractional Warrant Shares. The Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrant or to distribute certificates which evidence fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay to the Registered Holder an amount in cash equal to the Market Price as of the Exercise Date, multiplied by such fraction.

                  Section 11. Transfer Restrictions; Registration of the Warrant
                              and Warrant Shares.

                  (a) Neither the Warrant nor the Warrant Shares have been registered under the 1933 Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the 1933 Act or in the opinion of such Registered Holder's counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the 1933 Act.

                  (b) Subject to the provisions of the following paragraph of this Section 11, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

                  (c) The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the 1933 Act or are otherwise no longer subject to the restrictions of the 1933 Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

                  (d) The Company will use its best efforts to comply with the reporting requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") (whether or not it shall be required to do so pursuant to such Sections) and will use its best efforts to comply with all other public information reporting requirements of the Securities and Exchange Commission (including, without limitation, Securities and Exchange Commission ("SEC") Rule 144 promulgated under the 1933 Act) from time to time in effect and relating to the availability of an exemption from the 1933 Act for sale of restricted securities. The Company also will cooperate with the Registered Holder and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holders to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the 1933 Act for the sale of restricted securities.

                  Section 12.       Registration Rights.
         The Company covenants and agrees as follows:
(a)      Definitions.  For purposes of this Section 12:
         -----------

                           (i) The term "1934 Act" means the Securities Exchange
Act of 1934, as amended.
                           (ii) The term "Holder" means each of the persons who
at the time holds Registrable Securities or a warrant or warrants (including this Warrant) to purchase Registrable Securities.

                           (iii) The term "Public  Corporation" means a
corporation which has a class of equity  securities registered pursuant to
Section 12 of the 1934 Act, or which is required to file periodic reports pursuant to Section 15(d) of the 1934 Act.

                           (iv) The terms "register,"  "registered"  and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective.

                           (v) The term  "Registrable  Securities"  means any
Common Stock issued upon the exercise of any warrant or other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Warrant Shares; provided, however, that any such securities shall cease to be Registrable Securities when (i) one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein; (ii) such securities shall have been disposed of in accordance with SEC Rule 144 promulgated under the 1933 Act, or any successor rule or regulation thereto, or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144 ("Rule 144"); (iii) such securities may be sold by a Holder in a transaction pursuant to the provisions of Rule 144 provided that such rule shall be at such time available for the sale of all such securities which the Holder at such time desires to sell; or (iv) such securities may otherwise be sold to the public in a transaction not requiring registration under the 1933 Act.

                           (vi) The term  "Registration  Expenses"  means all
registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Warrant, and any other fees and expenses of the registration under this Warrant which are not Selling Expenses.

                           (vii) The term "Selling Expenses" means all
underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

                           (viii)   All other  capitalized  terms  used in this
Section that are not defined herein shall have the meaning otherwise given in this Warrant. (b)Registration Rights.

(b) Registration Rights
                                   (i)  In the event that the Company files a
registration statement covering the shares covered by its pending private placement of up to 5,000,000 Common shares and so long as Holder has exercised its right to purchase Company's Common Stock under this Warrant prior to the filing of the registration statement, then the Company will promptly give the Holder written notice thereof, and include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by a Holder or Holders within twenty (20) days after receipt of such written notice from the Company.

                              (ii)  If the registration of which the Company
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as part of the written notice given pursuant to Section 12(c)(i). In such event, the right of each Holder to registration pursuant to this Section 12(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities owned by such Holder in the underwriting to the extent provided under this Section 12(c). If a Holder proposes to distribute its Registrable Securities through such underwriting it shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 12(c), if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holders of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the such registration by the Holders and the holders of any other securities pro rata according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the such registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights pro rata according to the number of securities requested by the Holders and such other holders to be included in the registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise any Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If a Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.


                             (iii)The Company may withdraw a  registration
for which registration rights have been exercised pursuant to this Section 12(b) at any time prior to the time it becomes effective.

           (d) Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to this Section 12 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of a Holder shall be borne by such Holder.
           (e) Registration Procedures.

                           (i)      In connection  with the  registration  of
Registrable Securities pursuant to this Section 12, the Company shall as expeditiously as is reasonable:

                                    (A)     prepare  and file  with  the SEC on
any appropriate form a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                                    (B)     prepare and file with the SEC such
amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the expiration of a period of 90 days after the expiration of the term of the Warrants or until the Holder or Holders have completed the distribution described in such registration statement, whichever occurs first;

                                    (C)     furnish to each seller of such
Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such

                                    (D)     use its  best  efforts  to  register
or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as the underwriter shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

                                    (E)     immediately  notify each seller of
Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

                                    (F)     otherwise use its best efforts to
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act;

                                    (G)     use  its  best  efforts  to  list
such securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over- the-counter market, to use is best efforts to cause such securities to be listed on such securities exchange or over-the-counter market as the managing or lead managing underwriter shall reasonably request;

                                    (H)     use its best  efforts  to  provide a
transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

                                    (I)     issue to any  underwriter  to which
any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock without restrictive legends.

                           (ii)     If  requested  by the  managing  or lead
managing underwriter for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and each such Holder and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

                           (iii)    The Holder or Holders of Registrable
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                           (iv)     The Holder or Holders of Registrable
Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

                  (f) Indemnification. (i) The Company will indemnify each Holder with respect to which a registration has been effected pursuant to this Warrant, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.


                                    (ii)    Each  Holder  will,  if  Registrable
Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act and each other such holder of securities included in the registration against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 12(f) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

                           (iii) Each party entitled to indemnification under
this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

                  (g)      Contribution.

                           (i)      If the  indemnification  provided for in
Section 12(f) hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified
Party and the parties= relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 12(g) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.


                           (ii)     Notwithstanding  anything  to the  contrary
contained herein,  the obligation of each Holder to contribute  pursuant to this
Section 12(f) is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

                           (iii)    No person guilty of fraudulent
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (h)      1934 Act Registration.    The  Company covenants  and
agrees that until such time as there shall be no Registrable Securities outstanding:

                           (i)      it will,  if required  by law,  maintain  an
effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g);

                           (ii)     it will,  if a  registration  statement with
respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of Rule 144;

                           (iii)    it will,  if no longer  required to file
reports pursuant to Section 12 (g) of the 1934 Act, upon the request of the Registered Holder, make publicly available the information specified in subparagraph (c)(2) of Rule 144, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC; and

                           (iv)     upon the request of any Holder,  it will
deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 12(h).

         The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, advisory committee members, officers, directors and employees acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm or corporation controlling (within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act) such Holder from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 12(f); provided, however, that the Company shall be given written notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 12(f) the defense thereof.

                  Section 13. Notices. All notices, requests, demands and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                  (a) If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.

                  (b)  If to the Company, addressed to:

                           Donald L. Walker
                           1501 Azure Hills
                           Van Buren, AR  72956-2023
                           Attn: President

                  Section 14. Binding Effect. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

                  Section 15. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Nevada.


                  Section 16. Section Headings. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.

                           BIO-AMERICAN CAPITAL CORP.

                           By: ________________________________
                               Name: Leonard Viejo
                                Title: President

                          FORM OF ELECTION TO PURCHASE


                 (To Be Executed Upon Exercise of this Warrant)

To BIO-AMERICAN CAPITAL CORP.

                  The undersigned, the record holder of this Warrant (Warrant No. _____), hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ___________ of the Warrant Shares and herewith either (mark only one of the following boxes):

                     Tenders payment for such Warrant Shares to the order of BIO-AMERICAN CAPITAL CORP. of $_________ representing the full purchase price for such shares at the price per share provided for in such Warrant and the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant.

                     In lieu of paying the purchase price as provided in the preceding paragraph, the undersigned elects to make a cashless exercise pursuant to Section 3(c) of the attached Warrant.

 The undersigned requests that certificates for such shares be issued in the name of

_______________________________     PLEASE INSERT SOCIAL SECURITY
                                    OR TAX IDENTIFICATION NUMBER
-------------------------------

-------------------------------

-------------------------------
(Please print name and address)

                  In the event that not all of the purchase rights represented by the Warrant are exercised, a new Warrant, substantially identical to the attached Warrant, representing the rights formerly represented by the attached Warrant which have not been exercised, shall be issued in the name of and delivered to
                      ----------------------------------------------------
                               (Please print name)

                  ------------------------------------------------------------
                             (Please print address)


Dated: ________________             Name of Holder (Print):

                                    By: ________________________________
                                    (Name): ____________________________
                                    (Title): _____________________________

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the attached Warrant (Warrant No. _____) with respect to the number of shares of Common Stock covered thereby set forth opposite the name of such assignee unto:

                  Name of Assignee    Address          Number of Shares of
                  ----------------    -------             Common Stock
                                                          ------------




                  If the total of said purchase rights represented by the Warrant shall not be assigned, the undersigned requests that a new Warrant Certificate evidencing the purchase rights not so assigned be issued in the name of and delivered to the undersigned.


Dated: _______________              Name of Holder (Print):


                                       By: ________________________________
                                      (Name): ____________________________
                                      (Title): _____________________________